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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): January 27, 2004

                        Commission File Number 000-23129

                            NORTHWAY FINANCIAL, INC
                            -----------------------
             (Exact name of registrant as specified in its charter)

         New Hampshire                               04-3368579
         -------------                               ----------
         (State or other jurisdiction of             (IRS Employer
         incorporation or organization)              Identification No.)

         9 Main Street
         Berlin, New Hampshire                                03570
         ----------------------------------------------------------
         Address of principal executive offices          (Zip Code)

                                 (603) 752-1171
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                   No Change
                                   ---------
(Former name, former address and former fiscal year, if changed since last year)
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Item 7:  Financial Statements and Exhibits.

  (a) Financial Statements of Business Acquired. Not applicable

  (b) Pro Forma Financial Information. Not applicable

  (c) Exhibits.

      99.1 Northway Financial, Inc. press release dated January 27, 2004

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, Northway Financial, Inc. issued a press release announcing its financial results for the fourth quarter of 2004. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORTHWAY FINANCIAL, INC.


                                           By:  \S\Richard P. Orsillo
                                              ---------------------------------
                                                Richard P. Orsillo
                                                Senior Vice President and Chief
                                                Financial Officer

Date:   January 29, 2004
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                                 EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release issued by Northway Financial, Inc. dated
               January 27, 2004.